Exhibit 10.1

Fuel Systems Solutions, Inc.
780 Third Avenue, 25th Floor
New York, New York 10017
April 30, 2016

Re:           Second Amendment to Retirement Agreement

Dear Mr. Costamagna:

Reference is made to the Retirement Agreement entered into among Fuel Systems Solutions, Inc., a Delaware corporation (the “Company”), MTM S.r.L. (“MTM”, a subsidiary of the Company), and Mariano Costamagna, a resident of the Republic of Italy (“Mr. Costamagna”), as of April 24, 2015, as amended by the Amendment to Retirement Agreement, dated December 16, 2015 (as amended, the “Retirement Agreement”).

In accordance with the terms of the Retirement Agreement, and in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of September 1, 2015, by and among Westport Innovations Inc., Whitehorse Merger Sub Inc. and the Company, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated March 6, 2016 (as amended, the “Merger Agreement”), the Retirement Date is hereby amended to be the earlier of (i) the Closing Date (as defined in the Merger Agreement), and (ii) June 30, 2016.  Except as amended hereby, all other terms of the Retirement Agreement and the Restricted Stock Unit Agreement entered into as of April 24, 2015 between the Company and Mr. Costamagna remain unchanged and are in full force and effect.

This Amendment to the Retirement Agreement has been duly executed by authorized representatives of the Company and MTM, and by Mr. Costamagna.

ACKNOWLEDGED: By: /s/ Andrea Alghisi____________________ Name: Andrea Alghisi Title: Chief Operating Officer, Fuel Systems Solutions, Inc.	FUEL SYSTEMS SOLUTIONS, INC. By: /s/ Colin S. Johnston___________________ Name: Colin S. Johnston Title: Director, Fuel Systems Solutions, Inc.

ACKNOWLEDGED: By: /s/ Andrea Alghisi____________________ Name: Andrea Alghisi Title: Chief Operating Officer, Fuel Systems Solutions, Inc.	MTM S.R.L. By: /s/ Colin S. Johnston___________________ Name: Colin S. Johnston Title: Director, MTM S.R.L.

ACKNOWLEDGED: By: /s/ Colin S. Johnston___________________ Name: Colin S. Johnston Title: Director, Fuel Systems Solutions, Inc.	MARIANO COSTAMAGNA /s/ Mariano Costamagna_____________________ Mariano Costamagna (Signature)